Exhibit 10.1

EXECUTION COPY

FORBEARANCE AGREEMENT AND FIRST AMENDMENT TO CREDIT AGREEMENT

This Forbearance Agreement and First Amendment to Credit Agreement (this “First Amendment”) is entered into as of April 18, 2016 (the “First Amendment Effective Date”), by and among Hercules Offshore, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors, Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) and the Lenders signatory hereto. Any capitalized terms not specifically defined herein will have the meaning ascribed to them in the Credit Agreement.

RECITALS

A. WHEREAS, the Borrower, the Administrative Agent, the Collateral Agent, the Subsidiary Guarantors, and the Lenders party thereto entered into that certain Credit Agreement, dated as of November 6, 2015 (as may be amended, restated, modified or supplemented prior to the date hereof, the “Credit Agreement”);

B. WHEREAS, certain Lenders have asserted (but have not given notice under the Credit Agreement or any other Loan Document to the Borrower) that (i) an Event of Default has occurred based on the Borrower’s failure to be in compliance with the affirmative covenant set forth in Section 5.15 of the Credit Agreement with respect to causing Hercules Offshore Nigeria Limited to deliver the certificate of registration of the vessel mortgage at the NIMASA by April 15, 2016 (the “Specified Post-Closing Collateral Default”) and (ii) a Default has occurred based on the Borrower’s failure to be in compliance with the affirmative covenant set forth in Section 5.18 of the Credit Agreement with respect to using best efforts to cause the Gibraltar Guarantor to dissolve, merge or consolidate with or into another Loan Party within 120 days after the Closing Date (or such later date as the Administrative Agent shall agree in its sole discretion) (the “Specified Gibraltar Default” and, together with the Specified Post-Closing Collateral Default, the “Specified Defaults”);

C. WHEREAS, subject to the terms and conditions set forth herein, the Lenders party hereto, which Lenders constitute the Required Lenders, have agreed to (i) forbear from exercising certain of their default-related rights and remedies (if any) against the Loan Parties with respect to the Specified Defaults (other than the giving of written notice of the Specified Gibraltar Default pursuant to Sections 8.01(e) and 10.01 of the Credit Agreement) during the Forbearance Period (as defined herein) and (ii) amend the Credit Agreement, in each case, upon the terms and subject to the satisfaction of the conditions precedent to effectiveness set forth in Section 7 hereof;

D. WHEREAS, the Required Lenders are willing, on the terms and subject to the conditions set forth below, to agree to the forbearance and consent to the amendments to the terms of the Credit Agreement provided for herein;

E. WHEREAS, the Borrower and the Lenders desire to negotiate in good faith an agreement with respect to a potential recapitalization, business combination or other strategic alternative transaction with respect to the Borrower, including a potential restructuring of the Loans; and

E. WHEREAS, each Lender under the Credit Agreement that executes and delivers this First Amendment will, by the fact of such execution and delivery, be deemed to have agreed to the forbearance and the amendments to the Credit Agreement provided for herein, on the terms set forth herein and subject to the conditions set forth in this First Amendment.

NOW, THEREFORE, in consideration of the parties’ mutual promises in this First Amendment, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Definitions. As used herein, the following terms shall have the respective meanings set forth below:

“Claims” shall mean claims, actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or any other claims whatsoever (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment).

“Forbearance Default” shall mean (i) the occurrence of any Event of Default other than the Specified Defaults; (ii) the failure of any Loan Party to comply timely with any term, condition, or covenant set forth in this First Amendment; or (iii) the failure of any representation or warranty made by any Loan Party under or in connection with this First Amendment to be true and complete as of the date when made.

“Forbearance Effective Date” shall mean the date on which that all of the conditions precedent set forth in Section 7 hereof (each of which may be waived by the Required Lenders in their sole discretion) have been met to the satisfaction of the Required Lenders.

“Forbearance Period” shall mean the period beginning on the Forbearance Effective Date and ending on the earlier to occur of: (i) the termination of the Forbearance Period as a result of any Forbearance Default; and (ii) April 28, 2016, unless otherwise mutually agreed in writing by the Borrower and the Required Lenders (with written notice to the Administrative Agent and the Collateral Agent).

“Lender Parties” shall mean (a) the Lenders, (b) the Administrative Agent, (c) the Collateral Agent, and (d) the successors and assigns of each of the foregoing.

“Releasees” shall mean each of the Lender Parties in its capacity as a Lender, Administrative Agent or Collateral Agent and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys and other representatives of each of the foregoing in their capacities as such.

“Releasors” shall mean each Loan Party, on behalf of itself and on behalf of its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns.

2. Acknowledgment. The Borrower hereby acknowledges and agrees that: (a) the certificate of registration of the vessel mortgage at the NIMASA was not delivered by April 15, 2016; (b) the Gibraltar Guarantor was not dissolved, merged or consolidated with or into another Loan Party as of the date which is 120 days after the Closing Date, (c) each Lender Party may or may not have certain default-related rights, powers and remedies under the Credit Agreement, any other Loan Document or applicable law with respect to the Specified Defaults, which shall not be impaired in any way and shall be fully preserved after the Forbearance Period by the Lender Parties as such default-related rights, powers and remedies under the Credit Agreement, any other Loan Document or applicable law, if any, (x) with

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respect to the Specified Post-Closing Collateral Default, existed as of April 16, 2016, notwithstanding the Borrower causing Hercules Offshore Nigeria Limited to deliver subsequent to April 15, 2016 the certificate of registration of the vessel mortgage at the NIMASA and (y) with respect to the Specified Gibraltar Default, existed as of the date which is 120 days after the Closing Date, subject to the Borrower causing the Gibraltar Guarantor to dissolve, merge or consolidate with or into another Loan Party within the cure period set forth in Section 8.01(e) of the Credit Agreement; and (d) during the Forbearance Period it shall not be able to (i) deliver the Officer’s Certificate pursuant to Section III(a) of the Escrow Agreement to the Administrative Agent certifying the completion of the “Escrow Conditions” (as defined in the Escrow Agreement) or (ii) receive any funds on deposit in the Escrow Account. No Lender Party has waived or presently intends to waive the Specified Defaults, and nothing contained herein or the transactions contemplated hereby shall be deemed to constitute any such waiver. The Loan Parties reserve all of their rights, powers and remedies under the Credit Agreement, the other Loan Documents and applicable law.

3. Forbearance; Forbearance Default Rights and Remedies.

(a)	Effective on the Forbearance Effective Date, each Lender Party agrees that until the expiration or termination of the Forbearance Period, it will forbear from exercising the rights and remedies available to it (if any) under Article VIII of the Credit Agreement (other than the giving of written notice of the Specified Gibraltar Default pursuant to Sections 8.01(e) and 10.01 of the Credit Agreement), under the other Loan Documents and/or under applicable law, in each case against any Loan Party or the Collateral solely with respect to the Specified Defaults (including, without limitation, any instruction to or direction to instruct the Escrow Agent to distribute any of the funds in the Escrow Account to the Administrative Agent to prepay the Loans pursuant to the Escrow Agreement); provided, however, that (i) the Borrower shall not be able to deliver the Officer’s Certificate pursuant to Section III(a) of the Escrow Agreement to the Administrative Agent certifying the completion of the “Escrow Conditions” (as defined in the Escrow Agreement), (ii) nothing herein shall restrict, impair or otherwise affect any Lender Party’s rights and remedies under any agreements containing subordination provisions in favor of any or all of the Lender Parties (including, without limitation, any rights or remedies available to the Lender Parties as a result of the occurrence or continuation of the Specified Defaults) or amend or modify any provision thereof, and (iii) nothing herein shall restrict, impair or otherwise affect the Administrative Agent’s or any Lender’s right to file, record, publish or deliver a notice of default or document of similar effect under any state foreclosure law upon the expiration or termination of the Forbearance Period. Any Forbearance Default shall constitute an immediate Event of Default under this First Amendment, the Credit Agreement, and the other Loan Documents without the requirement of any demand, presentment, protest, or notice of any kind to any Loan Party (all of which each Loan Party waives). Notwithstanding anything herein to the contrary, any statement or provision contained in this First Amendment (other than the statements and provisions contained clauses (a), (b) and (c) in the first sentence of Section 2 of this First Amendment) or action taken by the Loan Parties with respect to the Specified Defaults (including, without limitation, the occurrence thereof, but excluding the fact that the certificate of registration of the vessel mortgage at the NIMASA was not delivered by April 15, 2016 and the Gibraltar Guarantor was not dissolved, merged or consolidated with or into another Loan Party as of the date which is 120 days after the Closing Date) shall not be, or shall not be deemed to be an admission or waiver of any rights of the Loan Parties with respect to the Specified Defaults (including, without limitation, the occurrence thereof, but excluding the fact the certificate of registration of the vessel mortgage at the NIMASA was not

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delivered by April 15, 2016 and the Gibraltar Guarantor was not dissolved, merged or consolidated with or into another Loan Party as of the date which is 120 days after the Closing Date) under the Credit Agreement, any other Loan Document or applicable law. The parties hereto agree that the principal of or interest on any Loan or any other amount payable under the Loan Documents shall not bear interest at the Default Rate during the Forbearance Period. The Required Lenders hereby instruct the Administrative Agent and the Collateral Agent that, during the Forbearance Period, neither the Administrative Agent nor the Collateral Agent shall exercise any rights or remedies available to either such Person under Article VIII of the Credit Agreement (other than the giving of written notice of the Specified Gibraltar Default pursuant to Sections 8.01(e) and 10.01 of the Credit Agreement), under the other Loan Documents and/or under applicable law.

(b)	Upon the occurrence of a Forbearance Default or the expiration or termination of the Forbearance Period, the agreement of the Lender Parties hereunder to forbear from exercising their respective default-related rights and remedies (if any) shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind to any Loan Party (all of which each Loan Party waives). Without limiting the generality of the foregoing, upon the occurrence of a Forbearance Default or the expiration or termination of the Forbearance Period (to the extent the Specified Defaults are an Event of Default under Section 8.01(d) or Section 8.01(e) of the Credit Agreement, as applicable), the Lender Parties may, in their sole discretion and without the requirement of any demand, presentment, protest, or notice of any kind to any Loan Party (but subject to applicable law and the rights and remedies of any Loan Party): (i) suspend or terminate any commitment to provide Loans or other extensions of credit under any Loan Document or declare the Loans then outstanding to be forthwith due and payable in whole or in part; (ii) commence any legal or other action to collect any or all of the obligations under the Loan Documents from any Loan Party; (iii) foreclose or otherwise realize on any or all of the Collateral; (iv) set off or apply to the payment of any or all of the obligations under the Loan Documents any property belonging to any Loan Party that is held by any Lender Party; and (v) take any other enforcement action or otherwise exercise any or all rights and remedies provided for by any Loan Document or applicable law, all of which rights and remedies are fully reserved by the Lender Parties.

(c)	Any agreement by the Lender Parties to extend the Forbearance Period or to waive a Forbearance Default or any condition to the effectiveness hereof must be set forth in writing and signed by a duly authorized signatory of each party required to consent pursuant to Section 10.02 of the Credit Agreement. None of the Administrative Agent, the Collateral Agent nor any Lender is obligated to extend the Forbearance Period or waive a Forbearance Default, and may decide to do so (or not do so) in its sole discretion (or, with respect to the Administrative Agent and the Collateral Agent, at the written direction of the Required Lenders). Each of the Loan Parties acknowledges that the Lender Parties have not made any assurances concerning any extension of the Forbearance Period or waiver of any Forbearance Defaults.

(d)	The parties hereto agree that the running of all statutes of limitation or doctrine of laches or estoppel applicable to all claims or causes of action that any Lender Party may be entitled to take or bring in order to enforce its rights and remedies against any Loan Party is, to the fullest extent permitted by law, tolled and suspended during the Forbearance Period.

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(e)	Any misrepresentation of a Loan Party, or any failure of a Loan Party to comply with the covenants, conditions and agreements contained in any agreement, document or instrument executed or delivered by any Loan Party with, to or in favor of any Lender Party (other than this First Amendment) which would cause an Event of Default (other than the Specified Defaults) to occur under the Loan Documents shall constitute a Forbearance Default hereunder. Any misrepresentation of a Loan Party, or any failure of a Loan Party to comply with the covenants, conditions and agreements contained in this First Amendment shall constitute a Forbearance Default hereunder. For the avoidance of doubt, the occurrence of the Specified Defaults in and of itself shall not constitute a Forbearance Default.

4. Amendment to Credit Agreement. Effective as of the First Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a)	Section 1.01 of the Credit Agreement is amended by to add the following defined term in proper alphabetical order:

“First Amendment” shall mean the Forbearance Agreement and First Amendment to Credit Agreement, dated as of April 18, 2016, by and among the Borrower, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and the Lenders party thereto.

(b)	The following new Section 6.21 of the Credit Agreement is inserted at the end of Article VI as follows:

“Section 6.21 Escrow Agreement Certificate. Notwithstanding anything to the contrary set forth in this Agreement, the Escrow Agreement or any other Loan Document, deliver the Officer’s Certificate pursuant to Section III(a) of the Escrow Agreement to the Administrative Agent certifying the completion of the “Escrow Conditions” (as defined in the Escrow Agreement) on or prior to the conclusion of the second (2nd) full day following the expiration or termination of the Forbearance Period (as defined in the First Amendment) and, in no event, without providing a copy of such Officer’s Certificate to the Administrative Agent pursuant to this Section 6.21 (who shall promptly following receipt thereof post such copy of the Officer’s Certificate on the Platform; it being understood and agreed that, for the avoidance of doubt, such delivery pursuant to this Section 6.21 shall not constitute delivery pursuant to Section III(a) of the Escrow Agreement) by the earlier of (i) at least two (2) full days prior to the delivery of the definitive Officer’s Certificate to the Administrative Agent in accordance with Section III(a) of the Escrow Agreement or (ii) at least 9:00 a.m. New York City time one (1) full Business Day prior to the delivery of the definitive Officer’s Certificate to the Administrative Agent in accordance with Section III(a) of the Escrow Agreement, but in no event more than four (4) Business Days prior to delivery of the definitive Officer’s Certificate to the Administrative Agent in accordance with Section III(a) of the Escrow Agreement. Further, notwithstanding anything to the contrary set forth in this Agreement, the Escrow Agreement or any other Loan Document, the Administrative Agent shall not under any circumstance (except at the written direction of the Required Lenders) deliver any written or telephonic notice to the Escrow Agent to distribute any funds on deposit in the Escrow Account pursuant to Section III(a) of the Escrow Agreement on or prior to the conclusion of the second (2nd) full day following the expiration or termination of the Forbearance Period and the Borrower shall certify to the Administrative Agent, the Collateral Agent and the Lenders that it is in compliance with

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this Section 6.21. Any Officer’s Certificate delivered to the Administrative Agent pursuant to this Section 6.21 shall specify that it is being delivered pursuant to this Section 6.21, and any Officer’s Certificate delivered to the Administrative Agent pursuant to Section III(a) of the Escrow Agreement shall specify that it is being delivered pursuant to such Section III(a) of the Escrow Agreement and include a certification that the Borrower has complied with its obligations under this Section 6.21.”

5. Acknowledgment and Agreement to Negotiate in Good Faith. During the Forbearance Period, the Loan Parties and the Lenders parties hereto hereby agree to negotiate in good faith an agreement with respect to a potential recapitalization, business combination or other alternative strategic transaction with respect to the Borrower, including a potential restructuring of the Loans.

6. Representations and Warranties. The Loan Parties represent and warrant to each of the Lenders party hereto, the Administrative Agent and the Collateral Agent that, after giving effect to this First Amendment:

(a)	The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects ((i) except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects and (ii) other than the representation and warranty set forth in the third sentence of Section 3.08 of the Credit Agreement with respect to the Specified Defaults) on and as of the Forbearance Effective Date to the same extent as if made on and as of the Forbearance Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of such earlier date.

(b)	Other than the Specified Defaults, no Default or Event of Default has occurred or will result from the consummation of the transactions contemplated by this First Amendment.

7. Condition Precedent. The effectiveness of this First Amendment shall become effective on the Forbearance Effective Date whereupon this First Amendment shall become effective as to all Lenders and Loan Parties in accordance with Section 10.02 of the Credit Agreement, provided that all of the following conditions precedent have been satisfied (or waived by the Required Lenders):

(a)	The Administrative Agent shall have received counterparts of this First Amendment that, when taken together, bear the signatures of (x) each Loan Party, (y) the Administrative Agent and the Collateral Agent, and (z) the Lenders constituting the Required Lenders under the Credit Agreement.

(b)	The Borrower shall have paid the Administrative Agent for all reasonable and documented out-of-pocket fees and reimbursement of all reasonable and documented out-of-pocket costs and expenses required to be paid by the Borrower in connection with the transactions contemplated hereunder, under any other Loan Document or as separately agreed to by the Borrower to the extent invoiced at least one (1) day prior to the Forbearance Effective Date.

(c)	The representations and warranties set forth in Section 6 of this First Amendment shall be true and correct on and as of the Forbearance Effective Date.

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8. Ratification.

(a) All of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect and none of such terms and conditions are, or shall be construed as, otherwise amended, waived, or modified, except as specifically set forth herein. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein shall continue to secure the payment of all Obligations of the Loan Parties, as amended by this First Amendment. Without limiting the generality of the releases contained herein (including, without limitation, Section 12 hereof), the parties hereto hereby expressly acknowledge, ratify and reaffirm all of the exculpatory provisions in favor of the Administrative Agent and the Collateral Agent contained in the Credit Agreement and any other Loan Document, including, without limitation, Section 9.03 of the Credit Agreement.

(b) The Borrower and each of the Subsidiary Guarantors hereby ratifies and reaffirms the Obligations and the Guaranteed Obligations, as applicable, the Credit Agreement as amended hereby, each of the other Loan Documents to which it is a party and all of the covenants, duties, indebtedness and liabilities under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party.

(c) The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent or the Collateral Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this First Amendment, this First Amendment shall for all purposes constitute a Loan Document.

(d) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement as amended hereby.

9. Direction. The Lenders party hereto hereby (i) direct the Administrative Agent and the Collateral Agent to execute and deliver this First Amendment and (ii) ratify and reaffirm (a) their several obligations to indemnify the Administrative Agent and the Collateral Agent, each in its capacity as such, pursuant to, and in accordance with, Section 9.08 of the Credit Agreement and (b) the exculpatory provisions of Section 9.03 of the Credit Agreement.

10. Signatures. This First Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy or other electronic imaging (including in ..pdf format) means shall be effective as delivery of a manually executed counterpart of this First Amendment.

11. Miscellaneous. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Sections 10.09 and 10.10 of the Credit Agreement are incorporated by reference herein mutatis mutandis. The provisions of this First Amendment shall be binding upon and inure to the benefit of the Loan Parties, Administrative Agent, the Collateral Agent, and the Lenders and their respective successors and permitted assigns.

12. General Release. IN CONSIDERATION OF, AMONG OTHER THINGS, ADMINISTRATIVE AGENT’S, COLLATERAL AGENT’S AND REQUIRED LENDERS’

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EXECUTION AND DELIVERY OF (OR CONSENT TO DELIVERY AND EXECUTION OF) THIS AGREEMENT, EACH OF THE RELEASORS HEREBY FOREVER AGREES AND COVENANTS NOT TO SUE OR PROSECUTE AGAINST ANY RELEASEE AND HEREBY FOREVER WAIVES, RELEASES AND DISCHARGES, TO THE FULLEST EXTENT PERMITTED BY LAW, EACH RELEASEE FROM ANY AND ALL CLAIMS (OTHER THAN ANY CLAIMS (IF ANY) THAT RELATE TO, ARISE OUT OF OR OTHERWISE ARE IN CONNECTION WITH THE SPECIFIED DEFAULTS) THAT SUCH RELEASOR NOW HAS OR HEREAFTER MAY HAVE, OF WHATEVER NATURE AND KIND, WHETHER KNOWN OR UNKNOWN, WHETHER NOW EXISTING OR HEREAFTER ARISING, WHETHER ARISING AT LAW OR IN EQUITY, AGAINST THE RELEASEES, BASED IN WHOLE OR IN PART ON FACTS, WHETHER OR NOT NOW KNOWN, EXISTING ON OR BEFORE THE FORBEARANCE EFFECTIVE DATE, THAT RELATE TO, ARISE OUT OF OR OTHERWISE ARE IN CONNECTION WITH: (I) ANY OR ALL OF THE LOAN DOCUMENTS OR TRANSACTIONS CONTEMPLATED THEREBY OR ANY ACTIONS OR OMISSIONS IN CONNECTION THEREWITH OR (II) ANY ASPECT OF THE DEALINGS OR RELATIONSHIPS BETWEEN OR AMONG THE LOAN PARTIES, ON THE ONE HAND, AND ANY OR ALL OF THE LENDER PARTIES, ON THE OTHER HAND, RELATING TO ANY OR ALL OF THE DOCUMENTS, TRANSACTIONS, ACTIONS OR OMISSIONS REFERENCED IN CLAUSE (I) HEREOF. WITHOUT LIMITING THE EFFECT OF THE FOREGOING, THE RECEIPT BY ANY LOAN PARTY OF ANY LOANS OR OTHER FINANCIAL ACCOMMODATIONS MADE BY ANY LENDER PARTY AFTER THE DATE HEREOF SHALL CONSTITUTE A RATIFICATION, ADOPTION, AND CONFIRMATION BY SUCH PARTY OF THE FOREGOING GENERAL RELEASE OF ALL CLAIMS AGAINST THE RELEASEES WHICH ARE BASED IN WHOLE OR IN PART ON FACTS, WHETHER OR NOT NOW KNOWN OR UNKNOWN, EXISTING ON OR PRIOR TO THE DATE OF RECEIPT OF ANY SUCH LOANS OR OTHER FINANCIAL ACCOMMODATIONS. IN ENTERING INTO THIS AGREEMENT, EACH LOAN PARTY CONSULTED WITH, AND HAS BEEN REPRESENTED BY, LEGAL COUNSEL AND EXPRESSLY DISCLAIMS ANY RELIANCE ON ANY REPRESENTATIONS, ACTS OR OMISSIONS BY ANY OF THE RELEASEES AND HEREBY AGREES AND ACKNOWLEDGES THAT THE VALIDITY AND EFFECTIVENESS OF THE RELEASES SET FORTH ABOVE DO NOT DEPEND IN ANY WAY ON ANY SUCH REPRESENTATIONS, ACTS OR OMISSIONS OR THE ACCURACY, COMPLETENESS OR VALIDITY HEREOF. THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT, ANY LOAN DOCUMENT, AND PAYMENT IN FULL OF THE OBLIGATIONS UNDER THE LOAN DOCUMENTS.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the date first above written.

HERCULES OFFSHORE, INC.

By:	/s/ Troy L. Carson
Name: Troy L. Carson
Title: Senior Vice President & CFO

CLIFFS DRILLING COMPANY FDT LLC FDT HOLDINGS LLC
HERCULES DRILLING COMPANY, LLC
HERCULES OFFSHORE LIFTBOAT COMPANY LLC
HERO HOLDINGS, INC.
SD DRILLING LLC
THE OFFSHORE DRILLING COMPANY
THE ONSHORE DRILLING COMPANY
TODCO AMERICAS INC. TODCO INTERNATIONAL INC. HERCULES LIFTBOAT COMPANY, LLC HERCULES OFFSHORE SERVICES LLC
HERCULES OFFSHORE INTERNATIONAL, LLC

By:	/s/ Troy L. Carson
Name: Troy L. Carson
Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

DISCOVERY OFFSHORE (GIBRALTAR) LIMITED

By:	/s/ Troy L. Carson
Name: Troy L. Carson
Title: Authorized Person

By:	/s/ Beau M. Thompson
Name: Beau M. Thompson
Title: Authorized Person

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

HERCULES OFFSHORE (NIGERIA) LIMITED

By:	/s/ Troy L. Carson
Name: Troy L. Carson
Title: Authorized Person

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

DISCOVERY NORTH SEA LTD. DISCOVERY OFFSHORE SERVICES LTD.
HERCULES ASSET MANAGEMENT LTD.
HERCULES INTERNATIONAL DRILLING LTD.
HERCULES INTERNATIONAL HOLDINGS, LTD.
HERCULES INTERNATIONAL MANAGEMENT COMPANY LTD.
HERCULES INTERNATIONAL OFFSHORE, LTD.
HERCULES NORTH SEA, LTD. HERCULES OFFSHORE ARABIA, LTD. HERCULES OFFSHORE HOLDINGS LTD.
HERCULES OFFSHORE MIDDLE EAST LTD.
HERCULES OILFIELD SERVICES LTD.
TODCO TRINIDAD LTD.

By:	/s/ Claus E. Feyling
Name: Claus E. Feyling
Title: Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

HERCULES OFFSHORE LABUAN CORPORATION
HERCULES TANJUNG ASIA SDN. BHD.

By:	/s/ Claus E. Feyling
Name: Claus E. Feyling
Title: Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

HERCULES BRITANNIA HOLDINGS LIMITED
HERCULES BRITISH OFFSHORE LIMITED
HERCULES NORTH SEA DRILLER LIMITED
HERCULES OFFSHORE UK LIMITED

By:	/s/ Claus E. Feyling
Name: Claus E. Feyling
Title: Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

JEFFERIES FINANCE LLC,
as Administrative Agent and Collateral Agent

By:	/s/ Brian Buoye
Name: Brian Buoye
Title: Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

BLACKWELL PARTNERS LLC - SERIES A, as Lender
By: Bowery Investment Management, LLC, its Manager

By:	/s/ Vladimir Jelisavcic
Name: Vladimir Jelisavcic
Title: Manager

BOWERY OPPORTUNITY FUND, L.P., as Lender
By: Bowery Investment Management, LLC, its General Partner

By:	/s/ Vladimir Jelisavcic
Name: Vladimir Jelisavcic
Title: Manager

BOWERY OPPORTUNITY FUND, LTD., as Lender

By:	/s/ Vladimir Jelisavcic
Name: Vladimir Jelisavcic
Title: Director

P BOWERY, LTD., as Lender
By: Bowery Investment Management, LLC, its investment manager

By:	/s/ Vladimir Jelisavcic
Name: Vladimir Jelisavcic
Title: Manager

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Luminus Energy Master Fund, Ltd., as Lender

By:	/s/ Jonathan Barrett
Name: Jonathan Barrett
Title: Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

QPB HOLDINGS LTD., as Lender

By:	/s/ Regan P.T. O’Neill
Name: REGAN P.T. O’NEILL
Title: Attorney-in-Fact

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Third Avenue Trust, on behalf of Third Avenue Focused Credit Fund, as Lender

By: Third Avenue Management LLC, its investment adviser

By:	/s/ Vincent J. Dugan
Name: Vincent J. Dugan
Title: Chief Financial Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]